                                                                    EXHIBIT 10.9

              SECOND ADDENDUM TO OVERTURE SEARCH SERVICES AGREEMENT

This Second Addendum (the "Second Addendum") is effective as of January 13, 2003 (the "Second Addendum Effective Date") and entered into by and between Overture Services, Inc. ("Overture"), a Delaware corporation with offices at 74 Pasadena Avenue, 3d Floor, Pasadena, CA 91103, and Yahoo! Inc. ("Yahoo"), a Delaware corporation with offices at 701 Second Avenue, Sunnyvale, CA 94089, in connection with the Overture Search Services Agreement effective as of May 1, 2002 and entered into by and between Overture and Yahoo, as amended by the First Addendum to Overture Search Services Agreement effective as of October 1, 2002 (collectively referred to as the "Agreement").

                                    RECITALS

         WHEREAS, the Agreement provides for, among other things, the delivery by Overture and the display by Yahoo of sponsored search results in response to search queries conducted through Yahoo's principal, U.S. targeted directory to the World Wide Web.

         WHEREAS, the parties agree to delete and modify certain exhibits, as further described herein.

          NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and for good and valuable consideration, the parties agree as follows:

                                    AGREEMENT

1. Capitalized terms not defined herein have the meanings set forth in the Agreement.

2. The parties acknowledge and agree that Schedule 8.4 as filed with the Securities and Exchange Commission is hereby deleted in its entirety.

3. Exhibit F is deleted and replaced with the attached Amended Exhibit F, and all references in the Agreement to Exhibit F shall be to the Amended Exhibit F.

4. Incorporation of Certain Provisions of the Agreement by Reference. Each party's performance hereunder will be subject to the provisions of Sections 12-14 and 16 of the Agreement, and those provisions are incorporated herein by reference. For clarity, one party's liability to the other party under this Second Addendum will be subject to the same liability caps set forth in Section 14 of the Agreement (i.e., this Second Addendum does not give rise to separate and distinct liability caps in the amounts set forth in Section 14 of the Agreement).

IN WITNESS WHEREOF, the parties have caused this Second Addendum to be executed by their duly authorized representatives as of the Second Addendum Effective Date.

YAHOO! INC.                                   OVERTURE SERVICES, INC.

By:     /s/ Jeff Weiner                       By: /s/ William Demas
        ------------------------------            ------------------------------
Name:   Jeff Weiner                           Name:   Bill Demas
Title:  Senior Vice President,                Title:  Senior Vice President
        Search and Marketplace                        & General Manager,
                                                      Affiliate Business Group

EXECUTION                                                           CONFIDENTIAL

                                                                     Page 2 of 2
                                AMENDED EXHIBIT F

                                OVERTURE REPORTS

1. MAIN MONTHLY REPORTS:

         -        Yahoo average CPC

         - Published site wide CPC (delivered in the report following Overture's quarterly announcement of this number)

         -        Yahoo Search Queries asked of Overture (number)

         -        Total Actual Clicks delivered from Yahoo (number)

         -        [*]

2. SOURCE OF QUERY REPORTS:
For each unique source of Yahoo Search Queries (e.g., "next" Yahoo Search Results Pages) that Yahoo "tags" pursuant to Section 8.4(a), Overture will provide the following reports:

         -        Average CPC for that source

         -        Yahoo Search Queries asked of Overture from each source
                 (number)

         -        Total Actual Clicks delivered from Yahoo from each source
                  (number)

         -        [*]

         -        Total Gross revenue earned by Yahoo from each source

         - All of the above in a cumulative manner annually and over the Term (totals/averages across the term, as distinct from the applicable Quarter)

If Overture detects [*] Yahoo Search Queries and Impressions as a result of the [*] information provided by Yahoo pursuant to Section 3(a) below, then Overture will provide, upon Yahoo's request, the following information by source for the period specified in the request:

         -        [*]

3. YAHOO SEARCH QUERY, IMPRESSION AND [*] VERIFICATION INFORMATION:
         (a) Yahoo will provide Overture with [*] information [*] in a data field at the time-of-search to enable Overture to develop its own reasonable estimates ("Estimates") of searches performed by [*] as a percentage of Yahoo Search Queries and Impressions pursuant to Section 8.4(e).

         (b) Overture is permitted to use the information provided by Yahoo pursuant to this Exhibit (the "Yahoo Information") and the Estimates solely to evaluate [*] being sent pursuant to this Agreement. As part of such evaluation, Overture may perform testing that utilizes the Yahoo Information to improve its Estimates [*] Any other use of the information or Estimates by Overture is explicitly prohibited.

         (c) All information disclosed under this Exhibit F will be deemed "Confidential Information" and will be subject to the restrictions set forth in Section 12 of the Agreement.

         (d) The parties agree to discuss additional opportunities to exchange information that will mutually benefit the parties with regard to the administration of this Agreement.

                            [Remainder of Page Blank]

EXECUTION                                                           CONFIDENTIAL

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                        2